UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2015
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(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On September 9, 2015, Platform Specialty Products Corporation ("Platform") announced that the shareholders of Alent plc ("Alent") approved Platform's previously-announced recommended offer to acquire all of the issued and to be issued shares of Alent by MacDermid Performance Acquisitions Ltd ("Bidco"), a wholly-owned indirect subsidiary of Platform, by way of a court-sanctioned scheme of arrangement under the U.K. Companies Act 2006 (the "Scheme").

The Alent shareholder approval satisfies a condition to the Scheme. The Scheme remains subject to the sanction of the U.K. court and certain other conditions and approvals, including, among others, regulatory approvals in certain foreign jurisdictions.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release dated September 9, 2015 relating to the Alent shareholder approval.

Forward-Looking Information

This Current Report contains certain forward-looking statements with respect to the financial condition, results of operations and businesses of the Platform group and certain plans and objectives of Platform and Bidco with respect to the combined business. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as "anticipate", "believe", "expect", "estimate", "intend", "plan", "goal", "hope", "aims", "continue", "will", "may", "should", "would", "could" or other words of similar meaning. These statements are based on assumptions and assessments made by Platform and Bidco in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate. By their nature, forward-looking statements involve risk and uncertainty, because they relate to events and depend on circumstances that will occur in the future and the factors described in the context of such forward-looking statements in this Current Report could cause actual results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and you are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only as at the date of this Current Report. Neither Platform or Bidco assumes any obligation to update or correct the information contained in this Current Report, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
September 9, 2015 (Date)	/s/ Frank J. Monteiro Frank J. Monteiro Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press Release dated September 9, 2015 relating to the Alent shareholder approval.